Other Operating Income (Loss), net	12 Months Ended
Dec. 31, 2020
Other Operating Income (Loss), net
Other Operating Income (Loss), net

10.Other Operating Income (Loss), net

	For the year ended December 31,
	2018	2019	2020
	US$	US$	US$

Government subsidies	1,571,688	917,223	2,026,269
Contingent losses	—	(95,857)	(2,776,293)
Compensation payments	—	—	(1,587,473)
Others	37,471	50,903	62,990
Total	1,609,159	872,269	(2,274,507)

Other operating income, net for the years ended December 31, 2018 and 2019, primarily consisted of government subsidies and contingent losses for intellectual property infringement lawsuit. Other operating loss, net for the year ended December 31, 2020, primarily consisted of government subsidies, contingent losses for an ongoing investigations of certain alleged illegal acts of the Group's customers, intellectual property infringement lawsuit and compensation payments to victims of alleged misconducts of certain third-party advertisers perpetrated on the Group's platform.